                                                         EXHIBIT 23.3
                                          FORM S-3 FILE NO. 333-60907

                      CONSENT OF WINSTON & STRAWN



     We consent to the reference to our firm in the cover page of this registration statement on Form S-3 and under the caption "Legal Matters."



WINSTON & STRAWN



Chicago, Illinois
October 23, 1998